Exhibit 99.1

Helping customer driven companies succeed in an on-demand world.

Jagged Peak, Inc (JGPK.OB) 13577 Feather Sound Dr.

Suite 330

Clearwater FL 33762 email: investor@jaggedpeak.com phone: 727-499-1717 Fax: 727-499-1731

Presented by: Paul Demirdjian, CEO

Andrew J. Norstrud, CFO

Our Business

Demand Supply Chain Software

ASP Delivery

IT Professional

Services

3PF 4PF

Multi-Channel

Fulfillment

Services

Company Highlights

Over 25% revenue growth in 3Q2007

New EDGE features that has large savings impact on clients supply chain

Freight optimization (least cost routing)

Multi warehouse distribution sourcing

Expand our distribution foot print to cover North America

West Coast, North East, Mid West, Canada

Strong financial backing

Jagged Peak Mission;

An in Demand On-Demand Company

Key Facts

Ticker JGPK.OB

52 week High/Low $1.06 – 0.16

2007 Estimated Revenue $14.5M

2007 Estimated EBITDA $0.5M

Shares outstanding 14.6M

Warrants and Options 4.5M

Selected Client List

Typical Client Profile

Usually medium to large global companies.

Demand highly efficient and with very high level of service.

They are leaders in their markets and are early adopters of technology.

Solution set incorporates complex order management, CRM and other technologies and services that are fully integrated.

Management Team

Paul B. Demirdjian – Chief Executive & Technology Officer

– First IPO in 1992 (DAVL) Jagged Peak Goal;

– Help scaled Davel from $3 Million to over $250 Million in revenue

– Over 20 years senior management experience in public companies Pursuit of Excellence

Andrew J. Norstrud – Chief Financial Officer

– Significant Experience with high growth public companies

– Experienced CFO

– Extensive accounting and operational background in the industry

Vincent J. Fabrizzi – Chief Sales & Marketing Officer

– Over 20 years experience in senior management In Advertising industry

– Significant experience in marketing and sales

– Extensive relationships in some of the fortune 1000 corporations

Daniel R. Furlong – Chief Operating Officer

– Over 20 years experience in senior management

– Strong operational and financial background

– Deep expertise in several industries such services, technology and automotive.

EDGE

EDGE;

Jagged Peak’s proprietary web based real time enterprise application manages all the aspects of the e-commerce, order management, customer information, catalog, inventory and supply c.

Sample Of Jagged Peak Solutions

Sample Of Jagged Peak Solutions

Competitive Landscape

EDGE is a web based platform.

It is build on J2EE standard. (which set the standard for large system deployments.)

Jagged Peak licenses The EDGE application either as SaaS (ASP) solution or traditional license.

EDGE is scalable platform that processes over millions of transactions per day.

Company Web Based Integrated Real-Time Order Warehouse Distributed J2EE Managed

Application Web Portal Management Management Architecture Services

1 Jagged Peak ✓

2 Arasys ✓ Client Server

3 E-Commetry ✓

4 Commerce One ✓

5 IBM Wed Sphere ✓

6 Manhattan Associates ✓

7 I2 ✓

8 Donnelly ✓

9 Merrill ✓

10 Ariba ✓

Capabilities and Capacities

100 plus employees.

EDGE processes over 2,000,000 transactions with estimated value of $90,000,000 per month

Comprehensive North American Distribution foot print (3PF and 4PF)

Recurring revenue stream from software and services.

Target Markets

Market*** # of Companies Over Market Size** IT Investment $50 Million*

1	Financial Services 3827 +100 Billion $14 Billion
2	Retail and Luxury Goods 10621 +100 Billion $11 Billion
3	Travel And Tourism 3304 +10 Billion $1.4 Billion
4	Pharmaceuticals 799 +50 Billion $8 Billion
5	Third Party Fulfillment 200+ +10 Billion $1.0 +Billion
*	Data Source; Info USA ** Total sales per year

*** Only US companies were included

Growth Initiatives

Projected growth over 25% Jagged Peak Core Value;

Client Partnership

Expansion to new markets

New marketing initiative 1Q2008

We are actively recruiting and building new channel partners

Sales Performance

All Jagged Peak growth has come through from organic growth

70% of projected 2007 revenue is from existing clients

Large percent of our revenue is transactional based or recurring in nature

Revenue Source 2007 2007 % of Total

1	Current customer commitments $ 11,000,000 75%
2	New customer sales $ 3,500,000 25%
3	Total $ 14,500,000 100%

Financial Results and Projections

$ mms

25% Revenue growth for the year 2007

Improved operating cost

EBITDA positive

Value Proposition

Jagged Peak has a low price per sales based Jagged Peak Core Value; on current sales and 2007 Performa revenue in comparison to comparable technology Stockholder value companies.

Typical software is valued at 2 times revenue.

The EDGE software is significantly undervalued on the books (less than the sale of one enterprise license)

The technology industry has an average P/E ratio of 29, ROE of 15 and price per book of 5.1

Recurring revenue model

Summary

Jagged Peak Core Value;

Jagged Peak is financially strong

The power of innovation

EBITDA positive

Undervalued stock

Large growth potential

Seasoned management team

Safe Harbor Statement

Certain oral statements made by management of Jagged Peak (the “Company”) from time to time, including certain statements contained herein, that are not historical facts are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Because such statements involve risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. Forward-looking statements are statements regarding the intent, belief or current expectations, estimates or projections of the Company, its directors or its officers about the Company and the industry in which it operates, and include among other items, statements regarding the Company’s business and growth strategies and its future financial performance. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that the anticipated results will occur. When used in this report, the words “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” and similar expressions are generally intended to identify forward- looking statements. Important factors that could cause the actual results to differ materially from those in the forward-looking statements include, among other items, management’s ability to successfully implement its business and growth strategies, including its ability to raise additional capital. The Company disclaims any intention or obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise.

EBITDA Disclosure

USE OF GAAP AND NON-GAAP MEASURES

In addition to results presented in accordance with generally accepted accounting principles (“GAAP”), the Company has included in this report earnings “EBITDA,” with EBITDA being defined by the Company as earnings before interest, taxes, depreciation and amortization. The Company also excludes the cumulative effect of a change in accounting principle, discontinued operations, and the impact of restructuring and other charges from the computation of EBITDA. For each non-GAAP financial measure, the Company has presented the most directly comparable GAAP financial measure and has reconciled the non-GAAP financial measure with such comparable GAAP financial measure.

These non-GAAP financial measures provide useful information to investors to assist in understanding the underlying operational performance of the Company. Specifically, EBITDA is a useful measure of operating performance before the impact of investing and financing transactions, making comparisons between companies’ earnings power more meaningful and providing consistent period-over-period comparisons of the Company’s performance. In addition, the Company uses these non-GAAP financial measures internally to measure its on-going business performance and in reports to bankers to permit monitoring of the Company’s ability to pay outstanding liabilities.